Exhibit 99
                          FIRST SUPPLEMENTAL INDENTURE

     FIRST SUPPLEMENTAL INDENTURE (the "First Supplemental Indenture"), dated as of December 5, 1996, between Ford Motor Company, a Delaware corporation, as Issuer (the "Company"), and The Bank of New York, a New York corporation, as Trustee (the "Trustee").

                                   WITNESSETH:

     WHEREAS, in accordance with Section 9.01 of the Indenture, dated as of February 15, 1992, between the Company and the Trustee (the "Indenture") relating to the unsecured and unsubordinated debt securities of the Company (the "Securities"), the Company and the Trustee desire to amend the Indenture as herein set forth;

     WHEREAS, Section 9.01(9) of the Indenture permits the Indenture to be amended to make provisions with respect to matters or questions arising under the Indenture, provided that such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect;

     WHEREAS, the amendments set forth herein will not materially and adversely affect the rights of any Holder of any series of Securities issued under the Indenture to date; and

     WHEREAS, all other things necessary to make this First Supplemental Indenture a valid supplement to the Indenture according to its terms have been done.

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1. Certain Terms Defined in the Indenture. All capitalized terms used herein without definition herein shall have the meanings ascribed thereto in the Indenture.

     SECTION 2. Amendment of Section 2.02. The last paragraph of text prior to the date and signature lines in Section 2.02 of the Indenture is hereby amended and restated in its entirety as follows:

               "IN WITNESS WHEREOF, the Company has caused this Security to be signed by its Chairman of the Board, its President, one of its Executive Vice Presidents, Group Vice Presidents or Vice Presidents, its Treasurer or one of its Assistant Treasurers, and by its Secretary or one of its Assistant Secretaries, manually or in facsimile, and a facsimile of its corporate seal to be imprinted hereon."

     SECTION 3. Amendment of Section 3.03. The first sentence of the first paragraph of Section 3.03 of the Indenture is hereby amended and restated in its entirety as follows:

               "The Securities shall be signed on behalf of the Company by its Chairman of the Board, its President, one of its Executive Vice Presidents, Group Vice Presidents or Vice Presidents, its Treasurer or one of its Assistant Treasurers, and by its Secretary or one of its Assistant Secretaries, under its corporate seal reproduced thereon."

     SECTION 4. Governing Law. This First Supplemental Indenture shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of said State.

     SECTION 5. Counterparts. This First Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same instrument.

     SECTION 6. Ratification. Except as expressly amended hereby, each provision of the Indenture shall remain in full force and effect and, as amended hereby, the Indenture is in all respects agreed to, ratified and confirmed by each of the Company and the Trustee.

     IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the date first above written.

                                        FORD MOTOR COMPANY
[Seal]
                                        By: /s/J. M. Rintamaki
                                           Name:  J. M. Rintamaki
                                           Title:  Secretary
Attest: /s/T. J. DeZure
            T. J. DeZure
            Assistant Secretary

                                        THE BANK OF NEW YORK
[Seal]

                                        By: /s/Mary Jane Morrissey
                                            Name: Mary Jane Morrissey
                                            Title: Vice President
Attest: /s/Paul J. Schmalzel
            Paul J. Schmalzel
            Assistant Treasurer

STATE OF MICHIGAN  )
                   ) ss.:
COUNTY OF WAYNE    )



     On this 5th day of December, 1996, before me personally came J. M. Rintamaki, to me known, who, being by me duly sworn, did depose and say at Dearborn, Michigan, that he is the Secretary of FORD MOTOR COMPANY, one of the corporations described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his/her name thereto by like authority.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                           /s/Deanna M. Rowe
                                           Deanna M. Rowe
                                           Notary Public, Wayne County, MI
                                           My Commission Expires January 7, 1998

STATE OF NEW YORK      )
                       ) ss.:
COUNTY OF NEW YORK     )



     On this 6th day of December, 1996, before me personally came Mary Jane Morrissey, to me known, who, being by me duly sworn, did depose and say that
(s)he resides at 1320 Sunrise Ave, Pt. Pleasant, N.J., that she is a Vice President of THE BANK OF NEW YORK, one of the corporations described in and which executed the above instrument; that (s)he knows the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that (s)he signed his/her name thereto by like authority.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                            /s/Timothy J. Shea
                                            Timothy J. Shea
                                            Notary Public, State of New York
                                            No. 01SH5027547
                                            Qualified in New York County
                                            Commission Expires May 8, 1998